UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

        On March 6, 2007, CBRL Group, Inc. (the “Company”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing:

•
that the Company plans to propose an amendment to, or otherwise revise or replace, the Company’s 3.0% Zero-Coupon Convertible Senior Notes due 2032 (the “Notes”) to provide, on conversion, a “net share settlement” feature;

•	that holders of the Notes have the right to require the Company to repurchase their Notes for cash pursuant to the terms of the indenture for the Notes as of April 3, 2007; and

•	the results of the Company’s recently concluded Rule 10b5-1 plan.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

      99.1    Press Release issued by CBRL Group, Inc. dated March 6, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2007                                   CBRL GROUP, INC.

                       By:       /s/ N.B. Forrest Shoaf
                                            Name:  N.B. Forrest Shoaf
                                                     Title:     Senior Vice President, Secretary
                                                           and General Counsel